Exhibit 99.2

ARTARA THERAPEUTICS, INC. and SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

INTRODUCTION

The unaudited pro forma condensed combined financial statements (which we refer to as the pro forma financial statements) combine the adjusted historical financial statements of ArTara and the historical financial statements of Private ArTara to illustrate the effect of the Merger. Each of ArTara, Private ArTara and the Merger are defined in the section titled “Merger” below.

The following unaudited pro forma condensed combined financial information are being provided to aid you in your analysis of the financial aspects of the transactions.

●	The unaudited pro forma condensed combined balance sheet as of December 31, 2019, and the unaudited pro forma condensed combined statement of operations and comprehensive loss for the year ended December 31, 2019 presented herein are based on the historical financial statements of ArTara and Private ArTara, adjusted to give effect to the Merger. The pro forma assumptions and adjustments are described in the accompanying notes presented in the following pages.

●	After the closing of the Merger, the stockholders’ equity of Private ArTara will be restated to give effect to the exchange of shares in the Merger and the historical results of operations of Private ArTara will be reflected as the results of operations of the combined company following the Merger.

●	The ArTara consolidated balance sheet as of December 31, 2019 and the consolidated statement of operations for the year ended December 31, 2019 was derived from its audited consolidated financial statements as of December 31, 2019, filed on Form 10-K with the Securities and Exchange Commission (the “SEC”) on March 19, 2020.

●	The Private ArTara consolidated balance sheet as of December 31, 2019 and consolidated statement of operations for the year ended December 31, 2019 were derived from its audited consolidated financial statements, included elsewhere in this filing.

The historical financial statements have been adjusted to give pro forma effect to events that are (i) directly attributable to the Merger, (ii) factually supportable, and (iii) with respect to the statement of operations, expected to have a continuing impact on the combined results. These adjustments include the shares issued to Private ArTara shareholders, the consummation of private placements, and conversion into common stock of the ArTara Series A Preferred Stock. Differences between these preliminary estimates and the final accounting may change and could have a material impact on the accompanying unaudited pro forma condensed combined financial statements and the combined company’s future results of operations and financial position. The actual amounts recorded as of the completion of the Merger may differ from the information presented in these unaudited pro forma condensed combined financial statements.

ArTara’s assets and liabilities were measured and recognized at their fair values as of the transaction date and combined with the assets, liabilities and results of operations of Private ArTara after the consummation of the Merger, which was accounted for as a business combination. The allocation of the purchase price to acquired assets and assumed liabilities based on their underlying fair values required the extensive use of significant estimates and management’s judgment. The allocation of the purchase price is preliminary at this time, and will remain as such until management completes valuations and other studies in order to finalize the valuation of the net assets acquired. These provisional estimates may be adjusted upon the availability of further information regarding events or circumstances which exist at the acquisition date and such adjustments may be significant.

The unaudited pro forma condensed combined financial statements do not give effect to the potential impact of current financial conditions, regulatory matters, operating efficiencies or other savings or expenses that may be associated with the Merger. The unaudited pro forma condensed combined financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the financial position or results of operations in future periods or the results that actually would have been realized had ArTara and Private ArTara been a combined company during the specified period. The unaudited pro forma condensed combined financial statements, including the notes thereto, should be read in conjunction with the Private ArTara historical audited consolidated financial statements for the year ended December 31, 2019 and 2018, respectively, included elsewhere in this filing and in conjunction with the ArTara historical audited consolidated financial statements for the years ended December 31, 2019 and 2018 included in ArTara 10-K, filed with the SEC on March 19, 2020.

ARTARA THERAPEUTICS, INC. and SUBSIDIARY

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of December 31, 2019

	Historical	Historical	Pro forma merger adjustments				Pro forma as adjusted after the merger
	ArTara	Private ArTara	Debit	Note	Credit	Note	with Proteon
	Note 1	Note 2
ASSETS
Current assets:
Cash	$6,181,000	$564,000					$40,674,000
			25,414,000	3	2,525,000	6
			1,874,000	4	2,435,000	8
			12,449,000	4	100,000	12
					600,000	13
					148,000	15
Restricted Cash	50,000	-			50,000	6	-
Deferred offering costs	-	121,000	$27,000	14	$148,000	16	-
Prepaid expenses and other current assets	744,000	78,000	20,000	6			842,000
Total current assets	6,975,000	763,000	39,784,000		6,006,000		41,516,000
Property, plant and equipment	-	459,000					459,000
Goodwill	-	-	30,432,000	7			30,432,000
Total assets	$6,975,000	$1,222,000	$70,216,000		$6,006,000		$72,407,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	263,000	716,000					301,000
			263,000	6
			50,000	13
			365,000	8
Accrued expenses	320,000	2,635,000					839,000
			1,445,000	8	27,000	14
			550,000	13
			148,000	15
Total current liabilities	583,000	3,351,000	2,821,000		27,000		1,140,000

Stockholders’ equity (deficit):
Common Stock and Exchangeble Common Stock	-	1,000					6,000
			1,000	10	1,000	5
					2,000	4
					3,000	11

Series A convertible preferred stock	18,463,000	-	18,463,000	5			-

Series 1 Convertible preferred stock	-	-			-	3	-

Additional paid-in capital	213,498,000	10,652,000					84,768,000
			225,572,000	9	25,414,000	3
			2,292,000	6	1,874,000	4
			3,000	11	12,447,000	4
			148,000	16	18,462,000	5
					1,000	10
					3,000	9
					30,432,000	7

Accumulated deficit	(225,572,000)	(12,782,000)			225,572,000	9	(13,507,000)
			625,000	8
			100,000	12

Accumulated other comprehensive income (loss)	3,000	-	3,000	9			-
Total stockholders’ equity (deficit)	6,392,000	(2,129,000)	247,207,000		314,211,000		71,267,000

Total liabilities and stockholders’ equity (deficit)	$6,975,000	$1,222,000	$250,028,000		$314,238,000		$72,407,000

See footnotes to unaudited pro forma combined financial statements

ARTARA THERAPEUTICS, INC. and SUBSIDIARY

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE YEAR ENDED DECEMBER 31, 2019

	ArTara	Private ArTara	Pro forma merger adjustments		Pro forma as adjusted
	Historical for the year ended December 31, 2019	Historical for the year ended December 31, 2019	Adjustment	Note	after the merger with Proteon, private placement and conversion of series A
	Note A	Note B

Operating expenses:
General & Administrative	$8,816,000	$3,952,000	(2,705,000)	C	$10,255,000
			192,000	D
Research & Development	6,438,000	3,878,000	42,000	D	10,458,000
			100,000	E

Loss from operations	$(15,254,000)	$(7,830,000)	$2,371,000		$(20,713,000)

Other expense:
Investment income	262,000	-	-		262,000
Other income (expense), net	-	-	-		-
Total other expense	262,000	-	-		262,000

Net loss	$(14,992,000)	$(7,830,000)	$2,371,000		$(20,451,000)

Foreign currency translation adjustment	(2,000)	-	-		(2,000)
Unrealized gain (loss) from sale of investments	-	-	-		-
Comprehensive loss	$(14,994,000)	$(7,830,000)	$2,371,000		$(20,453,000)

Net loss and net loss attributable to common stockholders	$(14,992,000)	$(7,830,000)	$2,371,000		$(20,451,000)

Net loss per share attributable to common stockholders - basic and diluted	$(30.15)	$(0.58)			$(3.57)

Weighted Average Common Shares Outstanding used in net loss per share attributable to common stock holders - basic and diluted	497,275	13,511,989			5,732,808
			476,276	F
			(10,934,495)	G
			1,896,888	H
			284,875	I

See footnotes to unaudited pro forma combined financial statements

ARTARA THERAPEUTICS, INC. and SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

I.	Business Combination

Merger

On January 9, 2020, ArTara Therapeutics, Inc. (formerly Proteon Therapeutics, Inc., “ArTara”), completed its previously announced merger transaction with ArTara Subsidiary, Inc. (formerly ArTara Therapeutics, Inc., “Private ArTara”) in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated as of September 23, 2019, by and among the Company, REM 1 Acquisition, Inc. (“Merger Sub”), and Private ArTara (as amended on November, 19, 2019, the “Merger Agreement”), pursuant to which Merger Sub merged with and into Private ArTara, with Private ArTara surviving as a wholly owned subsidiary of ArTara (the “Merger”). References to the combined company in this filing are references to ArTara following the Merger transaction.

On January 9, 2020, in connection with, and prior to the completion of, the Merger, ArTara effected a 1-for-40 reverse stock split of its common stock (the “Reverse Stock Split”), Private ArTara changed its name from “ArTara Therapeutics, Inc.” to “ArTara Subsidiary, Inc.”, and ArTara changed its name from “Proteon Therapeutics, Inc.” to “ArTara Therapeutics, Inc.” In addition, immediately following the closing of the Private Placements (defined below), all of the outstanding shares of ArTara’s Series A Preferred Stock were converted into shares of ArTara’s common stock.

Under the terms of the Merger Agreement, ArTara issued shares of its common stock (“Common Stock”) to Private ArTara’s stockholders, at an exchange ratio of 0.190756 (the “Exchange Ratio’) shares of Common Stock, after taking into account the Reverse Stock Split, for each share of Private ArTara common stock outstanding immediately prior to the Merger. ArTara assumed all of the outstanding and unexercised stock options of Private ArTara, with such stock options now representing the right to purchase a number of shares of Common Stock equal to the Exchange Ratio multiplied by the number of shares of Private ArTara common stock previously represented by such Private ArTara stock options. ArTara also assumed all of the unvested Private ArTara restricted stock awards, which were exchanged for a number of shares of Common Stock equal to the Exchange Ratio multiplied by the number of shares of Private ArTara common stock previously represented by such Private ArTara restricted stock awards and unvested to the same extent as such Private ArTara restricted stock awards and subject to the same restrictions as such Private ArTara restricted stock awards.

Concurrently with the execution of the Merger Agreement, certain institutional investors (together, the “Investors”) entered into a subscription agreement (as amended on November 19, 2019, the “Subscription Agreement”) with ArTara and Private ArTara, pursuant to which (A) ArTara issued in a private placement immediately after the Merger (the “Proteon Private Placement”) (i) 3,879,356 of shares of ArTara’s Series 1 Convertible Non-Voting Preferred Stock at a purchase price of $7,011.47 per share, (ii) 1,896,888 shares of ArTara common stock at a purchase price of approximately $7.01 per share for an aggregate purchase price of approximately $40.5 million and (B) Private ArTara issued in a private placement immediately prior to the Merger (the “ArTara Private Placement”) 1,495,349 shares of Private ArTara common stock at a purchase price of approximately $1.34 per share (together with the Proteon Private Placement, the “Private Placements”) for a purchase price of approximately $2 million. The shares issued in the Proteon Private Placement were registered for resale on a registration statement on Form S-3 filed and declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on January 30, 2020.

Immediately after the consummation of the Merger and prior to the consummation of the Proteon Private Placement, the former stockholders and optionholders of Private ArTara owned, or held rights to acquire, approximately 75.2% of the fully-diluted common stock of ArTara, with ArTara’s stockholders and optionholders immediately prior to the Merger owned approximately 24.8% of the fully-diluted common stock of ArTara.

Immediately following the closing of the Proteon Private Placement, 18,954 shares of ArTara’s Series A Convertible Preferred Stock outstanding were converted into 476,276 shares of ArTara’s Common Stock.

ARTARA THERAPEUTICS, INC. and SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Accounting for the Merger

The merger will be accounted for using acquisition accounting in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). Under acquisition accounting, the assets and liabilities (including executory contracts and other commitments) of ArTara as of the effective time of the merger will be recorded at their respective fair values and added to those of Private ArTara. Any excess of purchase price over the fair values is recorded as goodwill. The consolidated financial statements of Private ArTara issued after the Merger would reflect these fair values and would not be restated retroactively to reflect the historical condensed consolidated financial position or results of operations of ArTara. From the date of the consummation of the merger, the historical consolidated financial statements of Private ArTara become the historical consolidated financial statements of the registrant. The pro forma adjustments are described in the accompanying notes presented on the following pages.

II.	Basis of Presentation

Based on the terms of the Merger, the transaction will be treated as a reverse merger of ArTara in accordance with U.S. GAAP.

The pro forma adjustments have been prepared to illustrate the estimated effect of the Merger.

The unaudited pro forma condensed combined balance sheet as of December 31, 2019, combines the historical consolidated balance sheets of ArTara and Private ArTara as of December 31, 2019 as if the Merger had been completed on that date.

The unaudited pro forma condensed combined statement of operations and comprehensive loss for the year ended December 31, 2019 combines the historical consolidated statements of operations and comprehensive loss of ArTara and Private ArTara to give pro forma effect to the Merger as if it had been completed on January 1, 2019.

The unaudited pro forma condensed combined financial statements apply an exchange ratio of 0.190756, after taking into account a reverse split of 1-for-40, of ArTara common stock for each share of Private ArTara common stock. The exchange ratio, calculated pursuant to the formula set forth in the Merger Agreement, is intended to allocate to the former Private ArTara stockholders approximately 75.2% of the aggregate number of shares of ArTara’s outstanding shares and the shareholders of ArTara as of immediately prior to the Merger approximately 24.8% of the aggregate number of shares of ArTara common stock.

ARTARA THERAPEUTICS, INC. and SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

III.	Pro Forma Adjustments

The following Pro Forma Adjustments give effect to the Business Combination:

Pro Forma Condensed Combined Balance Sheet – As of December 31, 2019

Note 1	Derived from ArTara’s audited consolidated financial statements as of December 31, 2019, filed on Form 10-K with the SEC on March 19, 2020.

Note 2	Derived from Private ArTara’s audited consolidated financial statements as of December 31, 2019, included elsewhere in this filing.

Pro forma adjustments:

Note 3	To record the issuance of 3,879 shares of Series 1 Convertible Non-Voting Preferred Stock in the Proteon Private Placement transaction for gross proceeds of $27,200,000 and net proceeds of $25,414,000 (includes $1,786,000 of issuance costs).

	Debit	Credit
Cash	$25,414,000
Series 1 Convertible Preferred Stock		-
Additional paid-in capital		25,414,000

Note 4	To record the issuance of 284,875 shares of Common Stock in the ArTara Private Placement transaction immediately prior to the Merger for gross proceeds of $2,000,000 and net proceeds of $1,874,000 (includes $126,000 of issuance costs).

	Debit	Credit
Cash	$1,874,000
Common Stock		-
Additional paid-in capital		1,874,000

To record the issuance of 1,896,888 shares of Common Stock in the Proteon Private Placement transaction for gross proceeds of $13,289,000 and net proceeds of $12,449,000 (includes $840,000 of issuance costs).

	Debit	Credit
Cash	$12,449,000
Common Stock		2,000
Additional paid-in capital		12,447,000

Note 5	To record the conversion of 18,954 shares of ArTara Series A Convertible Preferred Stock outstanding at December 31, 2019 into 476,276 shares of Common Stock after taking into account a reverse common stock split of 1-for-40.

	Debit	Credit
Series A Preferred Stock	$18,463,000
Common Stock		1,000
Additional paid-in capital		18,462,000

ARTARA THERAPEUTICS, INC. and SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 6	To record the adjustment of ArTara's balance sheet accounts to reflect the settlement of severance, operating obligations and the payment of merger expenses. The credit to cash represents principally costs specified in the Merger Agreement, including ArTara's purchase of a tail policy for D&O insurance, merger related expenses (bankers, attorneys and accountants) and severance payments.

	Debit	Credit
Accounts payable	$263,000
Prepaid expenses	20,000
Additional paid-in capital	2,292,000
Cash		2,525,000
Restricted cash		50,000

Note 7	The acquisition date fair value of the consideration transferred by the accounting acquirer (Private ArTara) for its interest in the accounting acquiree (ArTara) is based upon the number of equity interests that Private ArTara would have had to issue in order to give the owners of ArTara the same percentage equity interest in the combined entity that results from the reverse acquisition. All of the shares of the legal subsidiary (Private ArTara) will be exchanged for common shares of the legal parent (ArTara), and thereafter, the former shareholders of Private ArTara (including the holders of shares issued in the ArTara Private Placement) will own 73.39% of the combined company, and the former shareholders of ArTara shall own 26.61% of the combined company. In accordance with the guidance provided in ASC 805-40-30-2, the fair value of the consideration upon the transfer of the 26.61% interest transferred to ArTara’s shareholders (accounting acquiree) was determined, and in connection therewith and in accordance with the guidance provided in ASC 805-40-55-10, it was determined that the quoted trading stock price of ArTara’s shares was more readily determinable than the fair value of the shares of Private ArTara, as Private ArTara is a privately held company and its shares do not trade. Accordingly, upon consummation of the Merger on January 9, 2020, the closing trading price of ArTara of $33.40 was used to determine the fair value of the consideration paid by Private ArTara.

Fair value of consideration transferred by Private ArTara to ArTara’s shareholders (shares and per share amounts presented on a post-reverse stock split basis)
ArTara common shares outstanding as of December 31, 2019	557,631
ArTara Series A convertible preferred stock outstanding, which shall be converted into ArTara common shares in connection with the business combination	18,954
Number of common shares that ArTara Series A convertible preferred is convertible into	476,276
Total number of ArTara common shares outstanding pre-merger	1,033,907
ArTara closing stock price on January 9, 2020	$33.40
Fair value of consideration transferred by Private ArTara to ArTara’s shareholders	$34,532,000

Consideration paid to acquire ArTara	$34,532,000
Less:
Cash (this account is adjusted through Note 6)	3,656,000
Prepaid expenses (this account is adjusted through Note 6)	764,000
Accrued expenses (this account is adjusted through Note 6)	(320,000)
Goodwill	$30,432,000

	Debit	Credit
Goodwill	$30,432,000
Additional paid-in capital		30,432,000

ARTARA THERAPEUTICS, INC. and SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 8	To record Private ArTara’s payment of advisory, legal, accounting and other expenses related to the Merger.

	Debit	Credit
Accrued expenses	$1,445,000
Accounts payable	365,000
Accumulated deficit	625,000
Cash		2,435,000

Note 9	To record the elimination of the accumulated deficit and accumulated other comprehensive income of ArTara.

	Debit	Credit
Additional paid-in capital	$225,572,000
Accumulated deficit		225,572,000
Accumulated other comprehensive income (loss)	3,000
Additional paid-in capital		3,000

Note 10	To record the elimination of Private ArTara’s common stock prior to the effect of the Merger.

	Debit	Credit
Common Stock	$1,000
Additional paid-in capital		1,000

Note 11	To record the pro forma effect of the issuance to Private ArTara’s shareholders shares of ArTara at the exchange ratio of 0.190756, after taking into account a reverse common stock split of 1-for-40.

	Debit	Credit
Additional paid-in capital	$3,000
Common Stock		3,000

Note 12	To record the milestone payment to The Feinstein Institute for Medical Research in connection with the License Agreement and the Private Placements.

	Debit	Credit
Accumulated deficit	$100,000
Cash		100,000

Note 13	To record the milestone payment to Dr. Alan Buchman in connection with the Choline License Agreement and the Private Placements.

	Debit	Credit
Accounts payable	$50,000
Accrued expenses	550,000
Cash		600,000

ARTARA THERAPEUTICS, INC. and SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 14	To record offering costs incurred during the nine-days ended January 9, 2020.

	Debit	Credit
Deferred offering cost	$27,000
Accrued expenses		27,000

Note 15	To record the payment of deferred offering costs included within accounts payable upon the closing of the Merger.

	Debit	Credit
Accrued expenses	$148,000
Cash		148,000

Note 16	To record the application of deferred offering costs to the proceeds of the Private Placements in connection with the Merger.

	Debit	Credit
Additional paid-in capital	$148,000
Deferred offering cost		148,000

Pro Forma Condensed Combined Statement of Operations – For the Year Ended December 31, 2019

Note A	Derived from ArTara’s audited consolidated financial statements as of December 31, 2019, filed on Form 10-K with the SEC on March 19, 2020.

Note B	Derived from Private ArTara’s audited consolidated financial statements as of December 31, 2019, included elsewhere in this filing.

Pro forma adjustments:

Note C	To record the decrease in General & Administrative expenses of $1,810,000 for Private ArTara and $895,000 for ArTara related to the merger.

Note D	To record the estimated change in aggregate compensation for the Company’s executive officers, which consists of $234,000 in salary compensation.

Note E	To record the milestone payment to The Feinstein Institute for Medical Research in connection with the License Agreement and the Proteon Private Placement.

Note F	To record the pro forma effect of the adjustment due to the ArTara Series A Conversion on the weighted average shares outstanding as if the Merger was consummated on January 1, 2019.

Note G	To record the pro forma effect of the adjustment due to the Exchange Ratio on the weighted average shares outstanding as if the Merger was consummated on January 1, 2019.

Note H	To record the pro forma effect of the adjustment of the shares issued in the Proteon Private Placement on the weighted average shares outstanding as if the Merger was consummated on January 1, 2019.

Note I	To record the pro forma effect of the adjustment of the shares issued in the ArTara Private Placement on the weighted average shares outstanding as if the Merger was consummated on January 1, 2019.

ARTARA THERAPEUTICS, INC. and SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

IV.	Pro Forma Combined Earnings Per Share

The pro forma combined weighted average share outstanding included in the calculation of basic and diluted pro forma combined earnings (loss) per share consists of the following:

For ArTara:	For the Year Ended December 31, 2019
Historical ArTara weighted average shares, as reported	497,275

Shares issued by ArTara per Series A Conversion, deemed to be issued at the beginning of the period	476,276
Total of adjustments for Series A Conversion	476,276	Adjustment F
ArTara weighted average shares outstanding at December 31, 2019, as adjusted for the Series A Conversion ("ArTara Average Shares Outstanding, As Adjusted"), as adjusted for the reverse stock split, before the effect of the Proteon Private Placement	973,551

For Private ArTara:	For the Year Ended December 31, 2019
Historical Private ArTara weighted average shares, as reported	13,511,989

Adjustment to Private ArTara weighted average shares due to Exchange Ratio of 0.190756 (this represents a pro forma reduction of shares for the Exchange Ratio of 11,146,783 shares, adjusted by a factor of 0.981 for the weighted average period that these shares were outstanding during the period)	(10,934,495)	Adjustment G
Private ArTara weighted average shares outstanding at December 31, 2019, as adjusted for the Exchange Ratio, before the effect of the ArTara Private Placement	2,577,494

For Combined ArTara and Private ArTara:	For the Year Ended December 31, 2019
ArTara Weighted Average Shares Outstanding, As Adjusted for the reverse stock split, before the effect of the Proteon Private Placement	973,551
Private ArTara weighted average shares outstanding at December 31, 2019, as adjusted for the Exchange Ratio, before the effect of the ArTara Private Placement	2,577,494
Shares issued in the Proteon Private Placement, deemed to be issued at the beginning of the period	1,896,888	Adjustment H
Shares issued in the ArTara Private Placement, deemed to be issued at the beginning of the period	284,875	Adjustment I
Pro Forma Weighted Average Common Shares Outstanding used in net loss per share attributable to common stockholders - basic and diluted	5,732,808